Exhibit 99.1

LETTER OF TRANSMITTAL

Amkor Technology, Inc.

Offer for all outstanding

6.375% Senior Notes due 2022,

which have been registered

under the Securities Act of 1933, as amended

in exchange for all outstanding

6.375% Senior Notes due 2022,

issued on May 20, 2013

Pursuant to the Prospectus, dated             , 2013

The exchange offer will expire at 5:00 p.m., New York City time, on             , 2013, unless extended. Tenders of original notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the expiration date.

The exchange agent for the exchange offer is:

U.S. Bank National Association

Facsimile Transmission:

(for eligible institutions only):

(651) 466-7372

Attn: Specialized Finance

To Confirm by Telephone:

(651) 466-7150

By Hand and Overnight Delivery or Certified Mail:

U.S. Bank National Association

60 Livingston Ave.

St. Paul, MN 55107

Attn: Specialized Finance

Amkor Technology, Inc.

6.375% Senior Notes due 2022

For Information:

U.S. Bank National Association

60 Livingston Ave.

St. Paul, MN 55107

Attn: Specialized Finance

Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above will not constitute a valid delivery.

The undersigned acknowledges that he, she or it has received the prospectus, dated             , 2013, of Amkor Technology, Inc., a Delaware corporation, which we refer to as Amkor in this letter, and this letter of transmittal, which together constitute Amkor’s offer to exchange, which we refer to as the exchange offer in this letter, an aggregate principal amount of up to $225,000,000 of Amkor’s 6.375% Senior Notes due 2022, issued on May 20, 2013 as additional notes under that certain indenture dated September 21, 2012 between Amkor and U.S. Bank National Association, as trustee, which we refer to as the exchange notes in this letter, which have been registered under the Securities Act of 1933, as amended, which we refer to as the Securities Act in this letter, for a like principal amount of Amkor’s issued and outstanding 6.375% Senior Notes due 2022, which we refer to as the original notes in this letter, from the registered holders thereof. We refer to this letter of transmittal as this letter.

For each original note accepted for exchange, the holder of such original note will receive an exchange note having a principal amount equal to that of the surrendered original note. The exchange notes will bear interest from the most recent date to which interest has been paid on the original notes or, if no interest has been paid on the original notes, from April 1, 2013. As a result, registered holders of exchange notes on the relevant record date for the first interest payment date following the consummation of the exchange offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from April 1, 2013. Original notes accepted for exchange will cease to accrue interest from and after the closing date of the exchange offer. Holders of original notes accepted for exchange will not receive any payment of accrued interest on such original notes on any interest payment date if the relevant record date occurs on or after the closing date of the exchange offer.

This letter is to be completed by a holder of original notes if certificates for original notes are to be forwarded with this letter. Tenders of original notes by book-entry transfer by holders of original notes in book-entry form must be made by delivering an agent’s message transmitted by The Depository Trust Company, which we refer to as DTC in this letter, pursuant to the procedures set forth in “The Exchange Offer — Book-Entry Transfer” section of the prospectus in lieu of this letter. The term “agent’s message” means a message, transmitted by DTC to, and received by, the exchange agent and forming a part of a book-entry confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agreed to be bound by the terms and conditions of the exchange offer, including the representations and warranties contained in this letter of transmittal, and that Amkor may enforce this letter of transmittal against such participant. Holders of original notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their original notes into the exchange agent’s account at DTC, which we refer to as a book-entry confirmation in this letter, and all other documents required by this letter to the exchange agent at or prior to 5:00 p.m., New York City time, on the date, must tender their original notes according to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the prospectus. See Instruction 1.

Delivery of documents to DTC does not constitute delivery to the exchange agent.

The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the exchange offer. List below the original notes to which this letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of original notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES
Name and Address of Registered Holder
	(1) Certificate Number(s) (Delivered Herewith)*	(2) Aggregate Principal Amount of Original Notes	(3) Aggregate Principal Amount of Original Notes Tendered**

Total

*  Need not be completed if original notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the original notes indicated in column 2. See Instruction 2. Original notes tendered hereby must be in denominations of $2,000 principal amount or integral multiples of $1,000 in excess of $2,000. See Instruction 1.

☐	Check here if certificates representing tendered original notes are enclosed herewith.

☐	Check here if tendered original notes are being delivered by book-entry transfer made to the account maintained by the exchange agent with DTC and complete the following:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting the original notes to the exchange agent’s account at DTC’s Automated Tender Offer Program, which we refer to as ATOP in this letter, and by complying with applicable ATOP procedures with respect to the exchange offer, including transmitting to the exchange agent a computer-generated agent’s message in which the holder of the original notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such original notes all provisions of this letter (including all representations and warranties) are applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this letter to the exchange agent. Please Note: There is no requirement to deliver a completed letter of transmittal to the exchange agent in the exchange offer if a holder is tendering their original notes held in book-entry form in the exchange offer in compliance with applicable ATOP procedures and an agent’s message is properly delivered.

☐	Check here if tendered original notes are being delivered pursuant to a notice of guaranteed delivery previously sent to the exchange agent and complete the following:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

If delivered by book-entry transfer, complete the following:

Account Number:

Transaction Code Number:

☐	Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:

Address:

The undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes. In addition, if the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that such original notes were acquired by such broker-dealer as a result of market-making or other trading activities and, that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the exchange notes. However, by acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive exchange notes, it represents that the original notes to be exchanged for the exchange notes were acquired as a result of market-making activities or other trading activities.

SIGNATURE MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to Amkor the aggregate principal amount of original notes indicated above. Subject to, and effective upon, the acceptance for exchange of the original notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Amkor all right, title and interest in and to such original notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered original notes, with full power of substitution, among other things, to cause the original notes to be assigned, transferred and exchanged.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the original notes, and to acquire exchange notes issuable upon the exchange of such tendered original notes, and that, when the same are accepted for exchange, Amkor will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Amkor. The undersigned hereby further represents that:

(1) any exchange notes received by the undersigned will be received in the ordinary course of business,

(2) the undersigned will have no arrangement or understanding with any person to participate in the distribution of the original notes or the exchange notes within the meaning of the Securities Act,

(3) the undersigned is not an “affiliate” (as such term is defined in Rule 405 of the Securities Act) of Amkor,

(4) it is not engaged in, and does not intend to engage in, the distribution of the exchange notes, and

(5) if the undersigned is a broker-dealer, it is not tendering original notes acquired directly from Amkor and will receive the exchange notes for its own account in exchange for the original notes that were acquired as a result of market-making activities or other trading activities, and it will deliver a prospectus in connection with any resale of the exchange notes.

The undersigned acknowledges that this exchange offer is being made in reliance on interpretations by the Staff of the Securities and Exchange Commission, which we refer to as the SEC in this letter, as set forth in no-action letters issued to third parties, that the exchange notes issued pursuant to the exchange offer in exchange for the original notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of Amkor within the meaning of Rule 405 of the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such exchange notes. However, the SEC has not considered the exchange offer in the context of a no-action letter and there can be no assurance that the Staff of the SEC would make a similar determination with respect to the exchange offer as in other circumstances. The undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes and has no arrangement or understanding to participate in a distribution of exchange notes. If any holder is an affiliate of Amkor, is a broker-dealer who acquired original notes in the initial private placement and not as a result of market-making activities or other trading activities or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the exchange notes to be acquired pursuant to the exchange offer, such holder:

(1) may not participate in the exchange offer,

(2) cannot rely on the applicable interpretations of the staff of the SEC, and

(3) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes, it represents that the original notes to be exchanged for the exchange notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the

Securities Act in connection with any resale of such exchange notes. However, by acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. By tendering, the undersigned further represents to Amkor that:

(1) the undersigned and each beneficial owner acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the exchange offer for the purpose of distributing the exchange notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the exchange notes acquired by such person and cannot rely on the position of the Staff of the SEC set forth in certain no-action letters, and

(2) the undersigned and each beneficial owner understand that a secondary resale of the original notes acquired by the undersigned directly from Amkor should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or the plan of distribution information required by Item 508, as applicable, of Regulation S-K of the Securities Act.

The undersigned acknowledges that Amkor’s acceptance of original notes validly tendered for exchange pursuant to any one of the procedures described in the section of the prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and Amkor upon the terms and subject to the conditions of the exchange offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by Amkor to be necessary or desirable to complete the sale, assignment and transfer of the original notes tendered hereby. All authority conferred or agreed to be conferred in this letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal of Tenders” section of the prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please issue the exchange notes (and, if applicable, substitute certificates representing original notes for any original notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the exchange notes (and, if applicable, substitute certificates representing original notes for any original notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Original Notes.”

The undersigned, by completing the table entitled “Description of Original Notes” above and signing this letter of transmittal, will be deemed to have tendered the original notes, as set forth in such table above. Please read this entire letter of transmittal carefully before completing the table above.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if original notes are exchanged and/or exchange notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this letter of transmittal above.

Issue: (please check one or more)

☐ exchange notes

☐ original notes

in the name of:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

TIN
(Social Security Number or Employer Identification Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for original notes not exchanged and/or exchange notes are to be delivered to someone other than the person or persons whose signature(s) appear(s) on this letter of transmittal above or to such person or persons at an address other than that shown in the table entitled “Description of Original Notes” above.

Mail: (please check one or more)

☐ exchange notes

☐ original notes

To:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

Important: Unless guaranteed delivery procedures are complied with, this letter of transmittal (or a manually signed facsimile hereof) or an agent’s message in lieu thereof pursuant to DTC’s ATOP system (together with the certificates evidencing original notes or a book-entry confirmation, as applicable, and all other required documents) must be received by the exchange agent at or prior to 5:00 p.m., New York City time, on the expiration date.

In order to validly tender original notes for exchange notes, holders of original notes in certificated form that wish to tender their original notes for exchange notes in the exchange offer must complete, execute and deliver this letter of transmittal.

Except as stated in the prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the prospectus, this tender for exchange of original notes is irrevocable.

PLEASE SIGN HERE

(To be completed by all tendering and consenting holders)

(Accompanying IRS Form W-9 attached)

By completing, executing and delivering this letter of transmittal, the undersigned hereby tenders the principal amount of the original notes listed above in the table labeled “Description of Original Notes” under the column heading “Aggregate Principal Amount of Original Notes Tendered” or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the original notes described in such table.

X

X
Signature(s) of Owner

Dated:                                      , 20

Area Code and Telephone Number:

If a holder is tendering original notes, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the original notes or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

Tax Identification No.:

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Dated:                                      , 20

INSTRUCTIONS

Forming part of the terms and conditions of

the exchange offer of Amkor Technology, Inc.

1.    Delivery of this letter and original notes; Guaranteed delivery procedures.

This letter is to be completed by holders of original notes if certificates for original notes are to be forwarded with this letter. Tender of original notes by book-entry transfer by holders of original notes in book-entry form must be made by delivering an agent’s message transmitted by The Depository Trust Company, which we refer to as DTC in this letter, in lieu of this letter pursuant to the procedures set forth in “The Exchange Offer — Procedures for Tendering” and “The Exchange Offer — Book-Entry Transfer” sections of the prospectus. The term “agent’s message” means a message transmitted by DTC to, and received by, the exchange agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering original notes on behalf of the holder of such original notes, which acknowledgment states that such DTC participant has received and agrees to be bound by the terms and conditions of the exchange offer, including the representations and warranties contained in this letter, as set forth in the prospectus and this letter and that Amkor may enforce such agreement against such participant. To effectively tender original notes by book-entry transfer, holders of original notes must request a DTC participant to, on their behalf, electronically transmit their acceptance through DTC’s Automated Tender Offer Program (“ATOP”). In the case of original notes held:

(1) in certificated form, certificates for all physically tendered original notes as well as a properly completed and duly executed letter of transmittal (or manually signed facsimile of this letter) or

(2) in book-entry form, by a book-entry confirmation and delivery of an agent’s message,

and in either case any other documents required by this letter, must be received by the exchange agent at the address set forth herein at or prior to 5:00 p.m., New York City time, on the expiration date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess of $2,000.

Holders whose certificates for original notes are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent at or prior to 5:00 p.m., New York City time, on the expiration date, or who cannot complete the procedures for book-entry transfer at or prior to 5:00 p.m., New York City time, on the expiration date, may tender their original notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the prospectus. Pursuant to such procedures,

(1) such tender must be made through an eligible institution,

(2) prior to 5:00 p.m., New York City time, on the expiration date, the exchange agent must receive from such eligible institution a validly completed and duly executed notice of guaranteed delivery, substantially in the form provided by Amkor (by facsimile transmission, mail or hand delivery) or an agent’s message with respect to guaranteed delivery, setting forth the name and address of the holder of original notes and the amount of original notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, which we refer to as NYSE in this letter, trading days after the date of execution of the notice of guaranteed delivery, the certificates for all physically tendered original notes, in proper form for transfer, together with a properly completed and duly executed letter of transmittal (or facsimile of this letter) or a book-entry confirmation for original notes held in book-entry form together with an agent’s message instead of this letter, as the case may be, with any required signature guarantees and any other documents required by this letter will be deposited by the eligible institution with the exchange agent, and

(3) the certificates for all physically tendered original notes, in proper form for transfer, together with a properly completed and duly executed letter of transmittal (or facsimile of this letter) or a book-entry confirmation for original notes held in book-entry form together with an agent’s message instead of this letter, as the case may be, with any required signature guarantees and all other documents required by this letter, are received by the exchange agent within three NYSE trading days after the date of execution of the notice of guaranteed delivery.

The method of delivery of this letter, any required signature guarantees, the original notes and all other required documents, including delivery of original notes through DTC, and transmission of an agent’s message through DTC’s ATOP system, is at the election and risk of the tendering holders, and the delivery will be deemed made only when actually received or confirmed by the exchange agent. If original notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

See “The Exchange Offer” section of the prospectus.

2.    Partial tenders (not applicable to noteholders who tender by book-entry transfer).

If less than all of the original notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of original notes to be tendered in the box above entitled “Description of Original Notes — Aggregate Principal Amount of Original Notes Tendered.” A reissued certificate representing the balance of nontendered original notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this letter, promptly after the expiration date. All of the original notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

3.    Signatures on this letter; Bond powers and endorsements; Guarantee of signatures.

If this letter is signed by the registered holder of the original notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered original notes are owned of record by two or more joint owners, all of such owners must sign this letter.

If any tendered original notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

When this letter is signed by the registered holder or holders of the original notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the exchange notes are to be issued, or any untendered original notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an eligible institution.

If this letter is signed by a person other than the registered holder, the original notes must be endorsed or accompanied by a properly completed bond power, signed by the registered holder as the registered holder’s name appears on the original notes.

If this letter is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Amkor, evidence satisfactory to Amkor of their authority to so act must be submitted.

Signatures on this letter or a notice of withdrawal must be guaranteed by a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (each an “eligible institution”).

Signatures on this letter or a notice of withdrawal need not be guaranteed by an eligible institution, provided the original notes are tendered: (i) by a registered holder of original notes (which term, for purposes of the exchange offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such original notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this letter, or (ii) for the account of an eligible institution.

4.    Special issuance and delivery instructions.

Tendering holders of original notes should indicate in the applicable box the name and address to which exchange notes issued pursuant to the exchange offer and/or substitute certificates evidencing original notes not exchanged are to be issued or sent, if different from the name or address of the person signing this letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such original notes not exchanged will be returned to the name and address of the person signing this letter.

5.    Backup and Nonresident Withholding

Under U.S. federal income tax laws, a U.S. holder whose tendered notes are accepted for payment is required to provide the exchange agent with either: (i) the holder’s correct Taxpayer Identification Number (“TIN”) by completing IRS W-9, certifying that the TIN provided on the IRS Form W-9 is correct, that the U.S. Holder is a U.S. person and that either (a) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption. If a U.S. holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write “Applied For” in the space for the TIN provided on the attached IRS Form W-9. If such holder is an individual, the TIN is generally his social security number. The holder is required to give the exchange agent the TIN of the registered holder of the original notes. Ii the original notes are held in more than one name or are held not in the name of the actual owner, consult the General Instructions included with the IRS Form W-9 for additional guidance on which number to report.

Certain holders (including corporations and non-U.S. holders) are exempt from these backup withholding and reporting requirements. Such exempt holders should furnish their TIN, indicate their exempt status on IRS Form W-9 and sign, date and return the IRS Form W-9 to the exchange agent. See the General Instructions included with the IRS Form W-9 for additional instructions.

Non-U.S. holders, including foreign entities, may qualify for exemption by submitting to the exchange agent a properly completed IRS Form W-8BEN (or other applicable form), signed under penalty of perjury, attesting to that holder’s exempt status. The applicable IRS Form W-8 can be obtained from: www.irs.gov/formspubs/index.html. If backup withholding applies, the exchange agent is required to backup withhold from any payments made to the holder.

If backup withholding applies, the exchange agent is required to backup withhold on payments made to such holder. In addition, if the exchange agent is not provided with a properly completed IRS Form W-9 or the appropriate IRS Form W-8, the holder may be subject to penalties imposed by the Internal Revenue Service. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that certain required information is furnished. The exchange agent cannot refund amounts withheld by reason of backup withholding.

Please consult your own tax advisor for further guidance regarding the completion of the IRS Form W-9, Form W-8BEN, or other appropriate Form W-8 to claim exemption from backup withholding.

6.    Transfer taxes.

Amkor will pay all transfer taxes, if any, applicable to the exchange of original notes pursuant to the exchange offer. If, however, exchange notes are to be issued for principal amounts not tendered or accepted for exchange in the name of any person other than the registered holder of the original notes tendered hereby, or if tendered original notes are registered in the name of any person other than the person signing this letter, or if a transfer tax is imposed for any reason other than the exchange of original notes to pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the consent and this letter, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the original notes specified in this letter.

7.    Waiver of conditions.

Amkor reserves the absolute right to waive satisfaction of any or all conditions enumerated in the prospectus.

8.    No conditional tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of original notes, by execution of this letter or an agent’s message in lieu thereof, shall waive any right to receive notice of the acceptance of their original notes for exchange.

Neither Amkor, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of original notes nor shall any of them incur any liability for failure to give any such notice.

9.    Mutilated, lost, stolen or destroyed original notes.

Any holder whose original notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

10.    Withdrawal rights.

Tenders of original notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the expiration date.

For a withdrawal of a tender of original notes to be effective, a written notice of withdrawal delivered by hand, overnight courier or by mail, or a manually signed facsimile transmission, or a properly transmitted “Request Message” through DTC’s ATOP system, must be received by the exchange agent at or prior to 5:00 p.m., New York City time, on the expiration date. Any such notice of withdrawal must:

(1) specify the name of the person having tendered the original notes to be properly withdrawn, which we refer to as the depositor in this letter,

(2) identify the original notes to be withdrawn, including certificate number or numbers and the principal amount of such original notes,

(3) in the case of original notes tendered by book-entry transfer, specify the number of the account at DTC from which the original notes were tendered and specify the name and number of the account at DTC to be credited with the properly withdrawn original notes and otherwise comply with the procedures of such facility,

(4) contain a statement that such holder is withdrawing his election to have such original notes exchanged for exchange notes,

(5) other than a notice through DTC’s ATOP system, be signed by the holder in the same manner as the original signature on this letter by which such original notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the trustee with respect to the original notes register the transfer of such original notes in the name of the person withdrawing the tender, and

(6) specify the name in which such original notes are registered, if different from that of the depositor.

If original notes have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange Offer — Book-Entry Transfer” section of the prospectus, any notice of withdrawal must comply with the applicable procedures of DTC. All questions as to the validity, form and eligibility and time of receipt of such notice will be determined by Amkor, whose determination shall be final and binding on all parties. Any original notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer and no exchange notes will be issued with respect thereto unless the original notes so withdrawn are validly retendered. Any original notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of original notes tendered by book-entry transfer into the exchange agent’s account at DTC pursuant to the book-entry transfer procedures set forth in “The Exchange Offer — Book-Entry Transfer” section of the prospectus, such original notes will be credited to an account maintained with DTC for the original notes) as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn original notes may be retendered by following the procedures described above at any time at or prior to 5:00 p.m., New York City time, on the expiration date.

11.    Requests for assistance or additional copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and this letter, and requests for notices of guaranteed delivery and other related documents may be directed to the exchange agent, at the address and telephone number indicated above.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
	Check appropriate box for federal tax classification:									☐	Exempt payee
	☐ Individual/sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ☐ Other (see instructions) ▶
	Address (number, street, and apt. or suite no.)							Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line. Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Form W-9 (Rev. 12-2011)	Page 3

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Form W-9 (Rev. 12-2011)	Page 4

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor *
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.